SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


               Date of Report
               (Date of earliest
               event reported):    May 11, 1995


                       Johnson Worldwide Associates, Inc.
             (Exact name of registrant as specified in its charter)


     Wisconsin                       0-16255                   39-1536083
   (State or other              (Commission File             (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


                   1326 Willow Road, Sturtevant, Wisconsin 53177
          (Address of principal executive offices, including zip code)


                                 (414) 884-1500
                         (Registrant's telephone number)

          The undersigned registrant hereby amends Item 7 of its Current Report on Form 8-K dated May 11, 1995 to provide in its entirety as follows:

   Item 7.     Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired - SpiderWire/TM/ Product Line of Safari Land Ltd., Inc.

               Independent Auditors' Report

               Audited Financial Statement

                    Statement of Assets Acquired as of March 31, 1995

                    Notes to Statement of Assets Acquired

               Unaudited Financial Statements

                    Statements of Revenues and Direct Operating Expenses for
                         the Year Ended September 30, 1994 and Six Months Ended March 31, 1995

                    Notes to Statements of Revenues and Direct Operating
                         Expenses

                          Independent Auditors' Report



   The Board of Directors
   Johnson Worldwide Associates, Inc.:

   We have audited the accompanying statement of assets acquired of the SpiderWire product line of Safari Land Ltd., Inc. as of March 31, 1995 pursuant to the Purchase Agreement referred to in note 1 of notes to the statement of assets acquired. The statement of assets acquired is the responsibility of Johnson Worldwide Associates, Inc.'s (JWA) management. Our responsibility is to express an opinion on this statement of assets acquired based on our audit.

   We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets acquired is free of material misstatement. An audit of a statement of assets acquired includes examining, on a test basis, evidence supporting the amounts and disclosures in that statement of assets acquired. An audit of a statement of assets acquired also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets acquired presentation. We believe that our audit of the statement of assets acquired provides a reasonable basis for our opinion.

   As indicated in note 1, the accompanying statement of assets acquired was prepared solely to present the assets acquired pursuant to the Purchase Agreement, and is not intended to be a complete presentation of the assets and liabilities of the SpiderWire product line of Safari Land Ltd., Inc.

   In our opinion, the statement of assets acquired referred to above presents fairly, in all material respects, the assets acquired of the SpiderWire product line at March 31, 1995, pursuant to the Purchase Agreement referred to in note 1 of notes to the statement of assets acquired, in conformity with generally accepted accounting principles.

                                                        KPMG Peat Marwick LLP



   July 19, 1995

   SPIDERWIRE PRODUCT LINE
   OF SAFARI LAND LTD., INC.

   Statement of Assets Acquired

   March 31, 1995



   Current asset - inventory (note 2)                             $ 3,415,000

   Equipment                                                           13,000

   Trademarks (note 3)                                                193,000
                                                                    ---------
   Total assets acquired                                          $ 3,621,000


   See accompanying notes to statement of assets acquired.

   SPIDERWIRE PRODUCT LINE
   OF SAFARI LAND LTD., INC.

   Notes to Statement of Assets Acquired

   March 31, 1995



   (1)   Basis of Presentation

         The SpiderWire product line (Business) of Safari Land Ltd., Inc. (Safariland) is a line of sport fishing tackle products distributed throughout the United States and Canada. In addition to the Business, Safariland is also involved in the manufacture and distribution of duty gear and body armor for various law enforcement agencies and the manufacture and distribution of automotive products.

         Johnson Worldwide Associates, Inc. (JWA) entered into an Asset Purchase Agreement between JWA and Safariland dated as of March 31, 1995 (Purchase Agreement). Pursuant to the Purchase Agreement, JWA acquired all the rights, title and interest of Safariland to all of the Business' personal property, trademarks, copyrights and other intellectual property, sales and promotional literature, records, files, customer lists and other data, inventory, interests in the name "SpiderWire" and derivatives therefrom and names similar thereto, and general intangibles, and certain of the Business' contracts, purchase orders and sales orders for an initial purchase price of $24,400,000 in cash. All other assets of the Business were retained by Safariland. Except for certain future contractual obligations relating to the Business, JWA did not assume any liabilities of the Business or Safariland. Additional purchase price payments in fiscal years 1996 through 2001 may be required depending upon the achievement of specified levels of sales and profitability of certain of the acquired products.

         The accompanying statement of assets acquired reflects the historical cost basis of the assets acquired by JWA pursuant to the Purchase Agreement. Assets and liabilities of the Business that were not acquired or assumed have no continuing significance to the Business and have been eliminated from the statement of assets acquired.

   (2)   Inventory

         Inventory is stated at the lower of cost, determined using the first-in, first-out method, or market. Inventory at March 31, 1995 consists of the following:



         Raw materials                                            $ 1,697,000
         Work in process                                              949,000
         Finished goods                                               769,000
                                                                   ----------
         Total inventory                                           $3,415,000



         In the event that JWA does not sell or otherwise consume all of the acquired inventory by March 31, 1996, Safariland is obligated to refund the price which JWA paid for such inventory.

         Subsequent to March 31, 1995, JWA purchased approximately $567,000 of raw material components from Safariland, which have been used in production.

   (3)   Trademarks

         The cost of trademarks acquired or developed are capitalized and amortized using the straight-line method over a 40-year useful life.

   (4)   Commitments

         Pursuant to the Purchase Agreement, JWA assumed certain contractual obligations relating to advertising and endorsement agreements, purchase orders and sales orders. Commitments relating to these advertising and endorsement agreements and purchase orders for the periods ending September 30 are as follows: 1995 - $2,121,000; 1996
         - $2,269,000; and 1997 - $843,000.

   SPIDERWIRE PRODUCT LINE
   OF SAFARI LAND LTD., INC.

   Statements of Revenues and Direct Operating Expenses

   Year Ended September 30, 1994 and Six Months Ended March 31, 1995

   (Unaudited)


                                     Year Ended       Six Months
                                    September 30,   Ended March 31,
                                        1994             1995

    Net sales (notes 2,5,and 6)      $ 7,130,000      12,508,000

    Cost of sales                      3,814,000       7,822,000
                                      ----------     -----------

    Gross profit                       3,316,000       4,686,000

    Operating expenses (notes 3
     and 4):
      Marketing and selling (note     4,481,000        3,903,000
        7)
      Other                             456,000           34,000
                                      ---------        ---------

    Total operating expenses          4,937,000        3,937,000
                                     ----------        ---------
    Operating profit (loss)         $(1,621,000)         749,000

   See accompanying notes to statements of revenues and direct operating expenses.

   SPIDERWIRE PRODUCT LINE
   OF SAFARI LAND LTD., INC.

   Notes to Statements of Revenues and Direct Operating Expenses

   Year Ended September 30, 1994 and Six Months Ended March 31, 1995

   (Unaudited)



   (1)   Basis of Presentation

         The SpiderWire product line (Business) of Safari Land Ltd., Inc. (Safariland) is a line of sport fishing tackle products distributed throughout the United Sates and Canada. In addition to the Business, Safariland is also involved in the manufacture and distribution of duty gear and body armor for various law enforcement agencies and the manufacture and distribution of automotive products.

         Johnson Worldwide Associates, Inc. (JWA) entered into an Asset Purchase Agreement between JWA and Safariland dated March 31, 1995 (Purchase Agreement). Pursuant to the Purchase Agreement, JWA acquired all the rights, title and interest of Safariland to all of the Business' personal property, trademarks, copyrights and other intellectual property, sales and promotional literature, records, files, customer lists and other data, inventory, interests in the name "SpiderWire" and derivatives therefrom and names similar thereto, and general intangibles, and certain of the Business' contracts, purchase orders and sales orders for an initial purchase price of $24,400,000 in cash. All other assets of the Business were retained by Safariland. Except for certain future contractual obligations relating to the Business, JWA did not assume any liabilities of the Business or Safariland. Additional purchase price payments in fiscal years 1996 through 2001 may be required depending upon the achievement of specified levels of sales and profitability of certain of the acquired products.

         The accompanying unaudited statements of revenues and direct operating expenses of the Business for the year ended September 30, 1994 and the six months ended March 31, 1995 have been prepared from the historical books and records of Safariland and include only those revenues and operating expenses directly attributable to the Business. Some additional indirect expenses related to the physical operating costs of the Business, primarily personnel-related costs and other administrative allocations were incurred. These costs have been omitted from the accompanying statements of revenues and direct operating expenses.

         It is impractical for JWA to provide an audited statement of operations reflecting the historical results of the Business (i.e. those costs related to the specific assets acquired) since (1) the assets acquired represent only a portion of the operations of Safariland, which in themselves, do not constitute a separate entity, but instead a portion of a larger operation; and (2) such financial records, specific to the assets acquired and related operations, exclusive of direct operating revenues and expenses, include certain expenses incurred for all of Safariland not readily attributable solely to the Business.

   (2)   Revenue Recognition

         Revenue from sales is recognized on the accrual basis, primarily upon the shipment of products, net of estimated costs of returns and allowances.

   (3)   Income Taxes

         The accompanying statements of revenues and direct operating expenses do not include charges for income taxes since income taxes are considered to be corporate expenses of Safariland.

   (4)   Allocated Costs

         The accompanying statements of revenues and direct operating expenses include direct revenue and expenses of the Business only. In connection with its overall business, Safariland provided certain services including finance, legal and professional, human resources and management information services to the Business. Costs associated with these services have been omitted from the statements of revenues and direct operating expenses.

   (5)   Major Customers

         Sales to major customers representing 10% or more of net sales for the year ended September 30, 1994 and the six months ended March 31, 1995 are summarized as follows:

                                  Year Ended        Six Months
                                September 30,        Ended
                                    1994         March 31, 1995

                Customer A           22%              12%
                Customer B           11%               8%
                Customer C            9%              13%

   (6)   Related Parties

         Net sales for the six months ended March 31, 1995 includes approximately $918,000 of sales to JWA or certain of its subsidiaries. No similar sales were made during the year ended September 30, 1994.

   (7)   Advertising Expenses

         Marketing and selling expenses includes advertising expenses of approximately $1,704,000 and $1,250,000 for the year ended September 30, 1994 and the six months ended March 31, 1995, respectively. Safariland's policy with respect to advertising costs of the Business is to recognize these costs over the estimated life of the individual advertising activity's benefit (generally one year or less). In December 1993, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 93-7 which provided definitive guidance for advertising activities. Adoption of the provisions of SOP 93-7 will be required for JWA's fiscal year ending September 29, 1995.

               (b)  Pro Forma Financial Information.



                       JOHNSON WORLDWIDE ASSOCIATES, INC.
                          UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL INFORMATION

               The following unaudited pro forma financial information relates to the acquisition (such acquisition as well as the consummation of certain related transactions is referred to herein as the "Acquisition") by Johnson Worldwide Associates, Inc. ("JWA") of substantially all of the assets of the SpiderWire/TM/ product line (the "Business") of Safari Land Ltd., Inc. The Acquisition, which was accounted for using the purchase method of accounting, was deemed to be effective as of the close of business on March 31, 1995. The pro forma financial information also gives effect to the acquisition of substantially all of the assets of the Neptune product line ("Neptune") of Goldeneye Products, Inc., which closed on June 30, 1995 and was accounted for using the purchase method of accounting (the "Neptune Acquisition"). The pro forma amounts have been prepared based on certain purchase accounting and other pro forma adjustments (as described in the accompanying notes) to the historical financial statements of JWA, the Business and Neptune.

               The unaudited pro forma condensed consolidated statements of operations reflect the historical results of operations of JWA, the Business and Neptune for the fiscal year ended September 30, 1994, and the six months ended March 31, 1995, with pro forma acquisition adjustments as if the Acquisition and the Neptune Acquisition had occurred as of the beginning of the respective periods. The unaudited pro forma condensed consolidated balance sheet reflects the historical financial position of JWA, the Business and Neptune at March 31, 1995, with pro forma acquisition adjustments as if the Acquisition and the Neptune Acquisition had occurred on March 31, 1995. The pro forma adjustments are described in the accompanying notes and give effect to events that are (a) directly attributable to the Acquisition and the Neptune Acquisition, (b) factually supportable, and (c) in the case of certain income statement adjustments, expected to have a continuing impact.

               The unaudited pro forma condensed consolidated financial statements should be read in connection with JWA's Annual Report on Form 10-K for the fiscal year ended September 30, 1994 and Quarterly Report on Form 10-Q for the quarter ended March 31, 1995 along with the financial statements of the Business and related notes that appear elsewhere in this Current Report on Form 8-K.

               The unaudited pro forma financial information presented is for information purposes only and does not purport to represent what JWA's financial position or results of operations as of the dates presented would have been had the Acquisition and the Neptune Acquisition in fact occurred on such date or at the beginning of the periods indicated or to project JWA's financial position or results of operations for any future date or period.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1995
                                   (unaudited)


    (thousands, except share              Acquired    Pro Forma
     data)                        JWA    Businesses  Adjustments  Pro Forma

    Assets
    Current assets:

      Cash                      $ 2,280    $    --     $    --    $ 2,280

      Accounts receivable less
         allowance for doubtful
         accounts of $2,704     109,238         --          --    109,238

      Inventories                96,275      4,130          --    100,405

      Other current assets       13,892         76          --     13,968
                              --------- ----------    --------  ---------

         Total current assets   221,685      4,206          --    225,891

    Property, plant and
     equipment                   29,389        111          --     29,500
    Intangible assets            36,432        193      22,851     59,476

    Other assets                  3,172         --          --      3,172
                              ---------  ---------   ---------  ---------

    Total assets               $290,678   $  4,510   $  22,851   $318,039
                               ========  =========   =========   ========
    Liabilities and
     Shareholders' Equity

    Current liabilities:
      Notes payable and
       current maturities of
       long-term obligations   $ 65,751   $     --    $     --   $ 65,751

      Accounts payable           18,751         --          --     18,751

      Other accrued
       liabilities               27,492         --          --     27,492
                                -------    -------     -------   --------

         Total current
           liabilities          111,994         --          --    111,994
    Long-term obligations,
     less current maturities     36,407         --      27,361     63,768

    Other liabilities             5,708         --          --      5,708
                                -------   --------     -------    -------
         Total liabilities      154,109         --      27,361    181,470

    Shareholders' equity:
      Common stock:

         Class A shares issued
          6,866,296                 343         --          --        343

         Class B shares issued
          1,230,099                  62         --          --         62
      Capital in excess of par
         value                   43,380         --          --     43,380

      Retained earnings          84,031         --          --     84,031

      Contingent compensation      (210)        --          --       (210)
      Cumulative translation
         adjustment               9,600         --          --      9,600

      Treasury stock               (637)        --          --       (637)
                              --------- ----------   ---------   --------

         Total shareholders'
          equity                136,569         --          --    136,569
                               --------  ---------   ---------   --------
         Total liabilities
          and shareholders'
          equity               $290,678 $       --  $   27,361   $318,039
                              ========= ==========  ==========   ========


   See accompanying notes to unaudited pro forma condensed consolidated financial statements.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 1994
                                   (unaudited)




    (thousands, except per                  Acquired   Pro Forma
     share data)                   JWA     Businesses Adjustments  Pro Forma

    Net sales                    $284,343   $  8,469     $    --    $292,812

    Cost of sales                 173,869      5,169          --     179,038
                                 --------  ---------   ---------   ---------
      Gross profit                110,474      3,300          --     113,774

    Operating expenses             91,536      4,977       1,018      97,531
                                ---------   --------   ---------    --------
      Operating profit (loss)      18,938     (1,677)     (1,018)     16,243

    Interest expense                6,845        121       1,639       8,605
    Other (income) expenses,
     net                             (391)        --          --        (391)
                                  -------   --------    --------    --------

      Income (loss) from
         continuing operations
         before income taxes       12,484     (1,798)     (2,657)      8,029
    Income tax expense
     (benefit)                      4,338       (624)       (922)      2,792
                                 --------    -------   ---------   ---------
    Income (loss) from
     continuing operations       $  8,146 $   (1,174)  $  (1,735)   $  5,237
                                 ========    =======    ========     =======

    Earnings per common share:
      Continuing operations      $   1.01                           $    .65
                                   ======                             ======
    Weighted average common and
     common equivalent shares
     outstanding                    8,068                              8,068
                                   ======                              =====

   See accompanying notes to unaudited pro forma condensed consolidated financial statements.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                         SIX MONTHS ENDED MARCH 31, 1995
                                   (unaudited)


    (thousands, except              Acquired    Pro Forma
     per share data)        JWA    Businesses  Adjustments   Pro Forma

    Net sales            $159,259    $ 12,777     $   (918)   $171,118
    Cost of sales          96,595       8,009           --     104,604
                        ---------   ---------     --------    --------
      Gross profit         62,664       4,768         (918)     66,514
    Operating expenses     52,736       4,048          509      57,293
                          -------     -------      -------     -------
      Operating profit      9,928         720       (1,427)      9,221

    Interest expense        3,022         319        1,155       4,496

    Other (income)
     expenses, net           (466)          1           --        (465)
                         --------     -------      -------     -------

      Income before
       income taxes         7,372         400       (2,582)      5,190
    Income tax expense      2,860         155       (1,003)      2,012
                         --------    --------    ---------     -------

    Net income            $ 4,512    $    245    $  (1,579)    $ 3,178
                         ========    ========     ========     =======

    Earnings per common
     share               $    .56                             $    .39
                         ========                             ========

    Weighted average
     common and common
     equivalent shares
     outstanding            8,075                                8,075
                            =====                               ======

   See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                       JOHNSON WORLDWIDE ASSOCIATES, INC.
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (unaudited)

   NOTE 1

   The pro forma condensed consolidated balance sheet has been prepared to reflect the purchase by JWA of selected assets of the Business from Safari Land Ltd., Inc. ("Safariland") and selected assets and liabilities of Neptune from Goldeneye Products, Inc. ("Goldeneye") (together, the "Acquired Businesses"). Selected assets acquired have been recorded at net book value at March 31, 1995, which approximates fair market value. The pro forma adjustments as of March 31, 1995 reflect the following:

   (a) The allocation of excess of cost over the fair value of net assets acquired to goodwill.

   (b) The financing for the acquisitions.


   NOTE 2

   The pro forma condensed consolidated statements of operations for the year ended September 30, 1994 and the six months ended March 31, 1995 are based on the financial statements of JWA and the Business for the twelve months ended September 30, 1994 and for the six months ended March 31, 1995, respectively, and Neptune for the twelve months ended June 30, 1994 and for the six months ended December 31, 1994, respectively, after giving effect to the following pro forma adjustments:

   (a) Reduction of net sales resulting from the elimination of sales from Safariland to JWA or certain of its subsidiaries.

   (b) Additional operating expenses, primarily amortization expense, resulting from the amortization of intangible assets based on a useful life of 25 years.

   (c) Additional interest expense resulting from the debt obtained to finance the acquisition and provide working capital, at rates in effect at the beginning of, or during the respective periods, as appropriate.

   (d) Provision for income tax benefits resulting from the proforma adjustments using statutory tax rates.


   NOTE 3

   The financial information of the Acquired Businesses utilized in the pro forma condensed consolidated financial statements has been extracted from the full financial statements of Safariland and Goldeneye. Certain expenses, such as executive salaries, have not been allocated to the Acquired Businesses. Certain expenses, such as interest, have been estimated. Income tax expense or benefit has been calculated using statutory tax rates. Similarly, certain assets of Safariland and Goldeneye, such as cash and accounts receivable, and all liabilities, were not acquired and are not reflected in the assets and liabilities of the Acquired Businesses.

        (c)  Exhibits.

        The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 JOHNSON WORLDWIDE ASSOCIATES, INC.



   Date:  July 25, 1995          By:   /s/ Carl G. Schmidt
                                      Carl G. Schmidt
                                      Senior Vice President and Chief
                                       Financial Officer, Secretary and
                                       Treasurer

                       JOHNSON WORLDWIDE ASSOCIATES, INC.

                            EXHIBIT INDEX TO FORM 8-K
                            Report Dated May 11, 1995


                             Exhibit

        (2)      Asset Purchase Agreement by and between
                 Johnson Worldwide Associates, Inc. and
                 Safari Land Ltd., Inc., dated as of
                 March 31, 1995* [Previously filed with
                 this Current Report on Form 8-K]
        (4)      Unsecured Line of Credit Letter
                 Agreement by and between Johnson
                 Worldwide Associates, Inc. and The First
                 National Bank of Chicago, effective as
                 of April 3, 1995 [Previously filed with
                 this Current Report on Form 8-K]

        (23)     Consent of KPMG Peat Marwick LLP

   _____________

   * The schedules and exhibits to this document are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.